UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

ChemoCentryx, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35420	94-3254365
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

835 Industrial Road, San Carlos, CA	94070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 210-2900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCXI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1034 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

ChemoCentryx, Inc. (the “Company”) held its annual meeting of stockholders on May 20, 2021. The following is a brief description of each matter voted upon at the meeting and the number of votes cast for, withheld or against, the number of abstentions and the number of broker non-votes with respect to each matter, as applicable.

1.	To elect the following Class I directors for a three-year term to expire at the 2024 annual meeting of stockholders:

Director Name	For	Against	Abstain	Broker Non-Votes
Thomas J. Schall, Ph.D.	54,844,320	1,137,084	11,302	2,978,687
Joseph M. Feczko, M.D.	52,911,936	3,069,985	10,785	2,978,687

In accordance with the above results, above nominees were elected to serve as directors.

2.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

For	Against	Abstain	Broker Non-Votes
58,138,107	824,784	8,502	0

In accordance with the above results, the selection of Ernst and Young LLP was approved.

3.	To approve the Amendment and Restatement of the 2012 Equity Incentive Award Plan:

For	Against	Abstain	Broker Non-Votes
54,112,204	1,856,348	24,154	2,978,687

In accordance with the above results, the Amendment and Restatement of the 2012 Equity Incentive Award Plan was approved.

4.	To approve the Amendment and Restatement of the 2012 Employee Stock Purchase Plan:

For	Against	Abstain	Broker Non-Votes
55,743,869	233,649	15,188	2,978,687

In accordance with the above results, the Amendment and Restatement of the 2012 Employee Stock Purchase Plan was approved.

5.	To approve, on an advisory basis, the compensation of our named executive officers:

For	Against	Abstain	Broker Non-Votes
49,576,680	4,747,234	1,668,792	2,978,687

In accordance with the above results, the compensation of our named executive officers was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMOCENTRYX, INC.

Date: May 24, 2021

	By:	/s/ Susan M. Kanaya
Name: Susan M. Kanaya
	Title:	Executive Vice President Chief Financial and Administrative Officer and Secretary